Other Non-Operating Expenses	12 Months Ended
Dec. 31, 2021
Text Block [Abstract]
Other Non-Operating Expenses
11. OTHER
NON-OPERATING
EXPENSES
In November 2020, the Company and Sberbank of Russia PJSC (“Sberbank”) reached an agreement relating to an alleged breach of an exclusivity undertaking contained in the term sheet that had been entered into between the Company, its principal shareholders and Sberbank in June 2020. The agreement resolved all disputes and waived any claims against each other relating to the term sheet and confirmed absence of any known non-contractual
claims between the Company and Sberbank. While the Company did not admit any breach nor concede any liability under the term sheet, the Company agreed under the settlement agreement to pay Sberbank 1,000 (reported as an operating cash outflow in the consolidated statement of cash flows).